UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2004

WESTIN HOTELS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15097 (Commission File Number)	91-1328985 (IRS Employer Identification No.)

1111 Westchester Avenue, White Plains, New York (Address of principal executive offices)	10604 (Zip Code)

Registrant’s telephone number, including area code: (800) 323-5888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Purchase and Sale Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

     On October 18, 2004, The Westin Chicago Limited Partnership, a Delaware limited partnership (“WCLP”), and JER Partners Acquisitions III, LLC (“JER Acquisitions “) entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) pursuant to which, among other things, WCLP will sell the 751-room Westin Michigan Avenue hotel, located in Chicago, Illinois, to JER Acquisitions for $137 million in cash, subject to certain purchase price adjustments. WCLP is a subsidiary of Westin Hotels Limited Partnership, a Delaware limited partnership (the “Registrant”).

     At the closing of the sale, JER Acquisitions will assume the existing hotel management agreement, as amended as of the closing, and the hotel will continue to be managed by a subsidiary of Starwood Hotels & Resorts Worldwide, Inc. The sale of the Westin Michigan Avenue hotel is subject to the consent of a majority of the limited partners of the Registrant and other customary closing conditions.

     The foregoing description of the Purchase and Sale Agreement is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

     On October 19, 2004, the Registrant issued a press release announcing the signing of the Purchase and Sale Agreement. A copy of the press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Purchase and Sale Agreement, dated as of October 18, 2004, by and between The Westin Chicago Limited Partnership and JER Partners Acquisitions III, LLC.

99.1	Press release issued by Westin Hotels Limited Partnership dated October 19, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTIN HOTELS LIMITED PARTNERSHIP

	By:	WESTIN REALTY CORP.
General Partner

		By:	/s/ Alan M. Schnaid

Alan M. Schnaid
Vice President
Date: October 19, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Purchase and Sale Agreement, dated as of October 18, 2004, by and between The Westin Chicago Limited Partnership and JER Partners Acquisitions III, LLC.

99.1	Press release issued by Westin Hotels Limited Partnership dated October 19, 2004.